UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:

(Date of earliest event reported)

July 28, 2026

Research Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other Jurisdiction of Incorporation)

1-39256	11-3797644
(Commission File Number)	(IRS Employer Identification No.)

N/A1

(Address of Principal Executive Offices and zip code)

(310) 477-0354

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each Exchange on which registered
Common stock, $0.001 par value	RSSS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

1 In November 2019, we became a fully remote company. Accordingly, we do not currently have principal executive offices. Our mailing address is 10624 S. Eastern Ave., Ste. A-614, Henderson, NV 89052.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of David Kutil as Chief Financial Officer

On July 28, 2026, Research Solutions, Inc. (the “Company”) appointed Dave Kutil as the Company’s Chief Financial Officer (“CFO”). Mr. Kutil, age 42, has served as the Company’s Interim Chief Financial Officer and Secretary since December 10, 2025. Prior to this role, Mr. Kutil previously served as Global Controller of the Registrant from March 2023 to December 2025, Controller at Lesaffre Yeast Corporation, a leading global consumer goods company, from March 2022 to March 2023, and Director of Accounting and External Reporting for Badger Meter, a leading manufacturer of metering products, from September 2015 to March 2022. Mr. Kutil received a Bachelor of Business Administration in Accounting from the University of Wisconsin-Whitewater and is an active Certified Public Accountant.

In connection with his appointment as CFO, the Company entered into an employment agreement with Mr. Kutil (the “Employment Agreement”) pursuant to which Mr. Kutil will receive an annual base salary of $275,000 and will be eligible to earn a bonus of up to $55,000 if certain performance milestones are met. The Employment Agreement also contains customary employment terms and conditions.

The foregoing description of the material terms of the Employment Agreement in this Item 5.02 is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. Mr. Kutil does not have any family relationship with any other member of the board of directors or any executive officer of the Company. The Company has not engaged in any transaction in which Mr. Kutil or a person related to Mr. Kutil had a direct or indirect material interest that is reportable under Item 404(a) of Regulation S-K. To the Company's knowledge, there is no arrangement or understanding between any of its officers and Mr. Kutil pursuant to which he was selected to serve as an officer.

Termination of Sefton Cohen as Chief Revenue Officer

On July 31, 2026, Research Solutions, Inc. terminated Sefton Cohen from the position of Chief Revenue Officer.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated July 30, 2026, between Research Solutions, Inc. and David Kutil.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH SOLUTIONS, INC.

Date: August 3, 2026	By:	/s/ David Kutil
David Kutil
Chief Financial Officer